                                                                 Exhibit 10.23a

                         LEASE SUPPLEMENT NO. 1 [N281SK]

          THIS LEASE SUPPLEMENT NO. 1 [N281SK] dated February 23, 2001, between FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee, except as otherwise provided herein, the Lessor, and CHAUTAUQUA AIRLINES, INC., a New York corporation, the Lessee;

                              W I T N E S S E T H :

          WHEREAS, the Lessor and the Lessee have heretofore entered into that certain Lease Agreement [N281SK], dated as of February 23, 2001 (the "Lease", the terms defined therein being herein used with the same meaning), which Lease provides, among other things, for the execution and delivery of Lease Supplements in substantially the form hereof for the purpose of leasing a specific Aircraft under the Lease when delivered by the Lessor to the Lessee in accordance with the terms thereof;

          WHEREAS, the Lease, a counterpart of which is attached hereto and made a part hereof, relates to the Aircraft and Engines described in Schedule I hereto and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document;

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Lease, the Lessor and the Lessee hereby agree as follows:

          1. The Lessor hereby delivers and leases to the Lessee, and the Lessee hereby accepts and leases from the Lessor, under the Lease as herein supplemented, the Aircraft, described in Schedule I hereto.

          2. The Delivery Date is the date of this Lease Supplement set forth in the opening paragraph hereof.

          3. The Basic Term shall commence on the Delivery Date and continue through August 23, 2017 (the "Expiration Date"), unless terminated earlier as provided in the Lease.

          4. Lessee hereby confirms to Lessor that Lessee has duly and irrevocably accepted the Aircraft under and for all purposes hereof, of the Lease and of the other Lessee Documents.

          5. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

          6. This Lease Supplement may be executed by the parties hereto in separate counterparts and all such counterparts shall together constitute but one and the same instrument.

To the extent, if any, that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement or the Lease may be created through the transfer or possession of any counterpart other than the original counterpart of each thereof marked Counterpart No. 1.

          7. THIS LEASE SUPPLEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

            [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.

                                             FIRST SECURITY BANK,
                                             NATIONAL ASSOCIATION
                                             not in its individual capacity, but
                                             solely as Owner Trustee

                                             By:  /s/ Greg A. Hawley
                                                 -------------------------------
                                                 Name:  Greg A. Hawley
                                                 Title: Vice President

                                             CHAUTAUQUA AIRLINES, INC.

                                             By:  /s/ Robert H. Cooper
                                                 -------------------------------
                                                 Name:  Robert H. Cooper
                                                 Title: Vice President

                                                                      SCHEDULE I
                                                             TO LEASE SUPPLEMENT

                       DESCRIPTION OF AIRFRAME AND ENGINES

                                    AIRFRAME

Manufacturer        Manufacturer's    FAA Registration        Manufacturer's
                        Model              Number               Serial no.
Embraer             EMB-145LR          N281SK                  145391

                                     ENGINES

Manufacturer                        Manufacturer's              Manufacturer's
                                        Model                     Serial No.
Allison Engine Company, Inc.        AE 3007A1P                  CAE 311697
                                                                CAE 311698

          Each Engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.

NOTE TO EXHIBIT 10.23(a)

The 15 additional Lease Supplements No. 1 are substantially identical in all material respects to the filed Lease Supplement No. 1 except as follows:


------------------------------------- ----------------------------------- -----------------------------------
            TAIL NUMBER                          CLOSING DATE                     OWNER-PARTICIPANT

------------------------------------- ----------------------------------- -----------------------------------
             N265SK                           June, 2000                  General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N267SK                           June, 2000                  General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N268SK                           June, 2000                  General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N269SK                           August, 2000                General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N270SK                           August, 2000                General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N271SK                           September, 2000             General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N272SK                           September, 2000             General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N273SK                           November, 2000              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N274SK                           December, 2000              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N275SK                           December, 2000              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N276SK                           December, 2000              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N277SK                           December, 2000              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N278SK                           February, 2001              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N279SK                           January, 2001               Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N280SK                           February, 2001              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------